UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SK Growth Opportunities Corporation

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF SK GROWTH OPPORTUNITIES CORPORATION

228 Park Avenue S #96693
New York, NY 10003

TO THE SHAREHOLDERS OF SK GROWTH OPPORTUNITIES CORPORATION:

You are cordially invited to attend the annual general meeting (the “annual meeting”) of SK Growth Opportunities Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”) to be held on December 27, 2024 at 4:00 p.m. Eastern Time, electronically at https://www.cstproxy.com/skgrowthopportunities/am2024. For the purposes of the amended and restated memorandum and articles of association of the Company (the “Articles”), the physical place of the meeting will be at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. However, in order to facilitate access for our shareholders, the annual meeting will be held in virtual meeting format and there is no requirement to attend the annual meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual general meeting. In particular, shareholders may submit questions in advance of the annual meeting by following the instructions and rules of conduct on the annual meeting website. You will be able to attend the annual meeting online and vote by visiting https://www.cstproxy.com/skgrowthopportunities/am2024.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated December 2, 2024, and is first being mailed to shareholders of the Company on or about that date. The purpose of the annual meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Director Proposal — a proposal, by ordinary resolution, to re-elect Speaker John Boehner as a Class I director to the Company’s board of directors (the “Board”), until the 2027 annual meeting and until such director’s successor is elected and qualified; and

•        Proposal No. 2 — The Auditor Proposal — a proposal to ratify the appointment by our audit committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

•        Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

Each of the Director Proposal, the Auditor Proposal and the Adjournment Proposal (together, the “Proposals”) are more fully described in the accompanying proxy statement.

The purpose of the Director Proposal is to re-elect Speaker John Boehner as a Class I director, and to serve until the 2027 annual meeting and until his successor is appointed and qualified. The approval of the Director Proposal requires an ordinary resolution under Cayman Islands law and the Articles, which is a resolution passed by a simple majority of the members of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution.

The Adjournment Proposal, if adopted, will allow the Company to adjourn the annual meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the any of the foregoing proposals.

The approval of the Auditor Proposal and the Adjournment Proposal each requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) who are present in person or represented by proxy who are entitled to vote and vote thereon at the annual meeting. Holders of both Class A Ordinary Shares and Class B Ordinary Shares can vote on these resolutions.

The Board has fixed the close of business on November 25, 2024 (the “Record Date”) as the date for determining our shareholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only record holders of our Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) or Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares”) at the close of business on the Record Date are entitled to vote or have their votes cast at the annual meeting. On the Record Date, there were 9,732,960 issued and outstanding Class A Ordinary Shares and 5,240,000 issued and outstanding Class B Ordinary Shares. Our warrants do not have voting rights.

After careful consideration of all relevant factors, the Board has determined that the Director Proposal and the Auditor Proposal are fair to and in the best interests of our Company and our shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal if the Adjournment Proposal is presented.

The Board is not aware of any other matters to be presented for action at the meeting, but if other matters are properly brought before the meeting, shares represented by properly completed proxies received by mail, telephone or the Internet will be voted in accordance with the judgment of the persons named as proxies.

Under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”), we believe the Auditor Proposal is considered a “routine” item. This means that brokers may vote using their discretion on such proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-routine”, and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. We believe the Director Proposal is considered “non-routine”, which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for these proposals. If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the shareholder voting on these important matters.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the annual meeting. If you are a shareholder of record, you may also cast your vote virtually at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the annual meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your Ordinary Shares will not count towards the quorum requirement for the annual meeting and will not be voted.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the annual meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the annual meeting in person or virtually, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the annual meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the annual meeting and wish to vote in person or virtually, you may withdraw your proxy and vote in person or virtually.

Enclosed is the proxy statement containing detailed information concerning each of the proposals and the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: December 2, 2024

By Order of the Board of Directors of SK Growth Opportunities Corporation
/s/ Richard Chin
Richard Chin
Chief Executive Officer

SK GROWTH OPPORTUNITIES CORPORATION
228 Park Avenue S #96693
New York, NY 10003

NOTICE OF ANNUAL GENERAL MEETING
TO BE HELD ON DECEMBER 27, 2024

TO THE SHAREHOLDERS OF SK GROWTH OPPORTUNITIES CORPORATION:

You are cordially invited to attend the annual general meeting (the “annual meeting”) of SK Growth Opportunities Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”) to be held on December 27, 2024 at 4:00 p.m. Eastern Time, electronically at https://www.cstproxy.com/skgrowthopportunities/am2024. For the purposes of the amended and restated memorandum and articles of association of the Company (the “Articles”), the physical place of the meeting will be at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. However, in order to facilitate access for our shareholders, the annual meeting will be held in virtual meeting format and there is no requirement to attend the annual meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual general meeting. In particular, shareholders may submit questions in advance of the annual meeting by following the instructions and rules of conduct on the annual meeting website. You will be able to attend the annual meeting online and vote by visiting https://www.cstproxy.com/skgrowthopportunities/am2024.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated December 2, 2024, and is first being mailed to shareholders of the Company on or about that date. The purpose of the annual meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Director Proposal — a proposal, by ordinary resolution, to re-elect Speaker John Boehner as a Class I director to the Company’s board of directors (the “Board”), until the 2027 annual meeting and until such director’s successor is elected and qualified; and

•        Proposal No. 2 — The Auditor Proposal — a proposal to ratify the appointment by our audit committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

•        Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

Each of the Director Proposal, the Auditor Proposal and the Adjournment Proposal (together, the “Proposals”) are more fully described in the accompanying proxy statement.

The Board has fixed the close of business on November 25, 2024 (the “Record Date”) as the date for determining our shareholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only record holders of our Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) or Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares”) at the close of business on the Record Date are entitled to vote or have their votes cast at the annual meeting. On the Record Date, there were 9,732,960 issued and outstanding Class A Ordinary Shares and 5,240,000 issued and outstanding Class B Ordinary Shares. Our warrants do not have voting rights.

Enclosed is the proxy statement containing detailed information concerning each of the proposals and the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to read this material carefully and vote your shares. This proxy statement is dated December 2, 2024 and is first being mailed to shareholders on or about that date.

Dated: December 2, 2024

By Order of the Board of Directors of SK Growth Opportunities Corporation
/s/ Richard Chin
Richard Chin
Chief Executive Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the Company’s ability to complete a business combination;

•        the anticipated benefits of a business combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of the Company; and

•        the use of funds not held in the trust account or available to the Company from interest income on the trust account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 29, 2024, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as filed with the SEC on May 15, 2024, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as filed with the SEC on August 14, 2024, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as filed with the SEC on November 13, 2024, and in other reports the Company has filed with the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 29, 2024, any subsequent Quarterly Report on Form 10-Q filed with the SEC on May 15, 2024, August 14, 2024 and November 13, 2024, and in other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the events described in the aforementioned filings occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the annual meeting and the proposals to be presented at the annual meeting. The following questions and answers do not include all the information that is important to our shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the annual meeting and the voting procedures for the annual meeting, which will be held on December 27, 2024, at 4:00 p.m., Eastern Time electronically at https://www.cstproxy.com/skgrowthopportunities/am2024. For the purposes of the Memorandum and Articles of Association of SK Growth, the physical place of the meeting will be at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. However, in order to facilitate access for our shareholders, the annual meeting will also be held in virtual meeting format and there is no requirement to attend the annual meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, shareholders may submit questions in advance of the annual meeting by following the instructions and rules of conduct on the annual meeting website. You can participate in the Shareholder Meeting and vote via live webcast by visiting https://www.cstproxy.com/skgrowthopportunities/am2024.

Why am I receiving this proxy statement? When and where will the annual meeting be held?

This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Company’s board of directors (the “Board”), for use at the annual meeting to be held on December 27, 2024 at 4:00 p.m. Eastern Time, electronically at https://www.cstproxy.com/skgrowthopportunities/am2024. For the purposes of the amended and restated memorandum and articles of association of the Company (the “Articles”), the physical place of the meeting will be at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. However, in order to facilitate access for our shareholders, the annual meeting will be held in virtual meeting format and there is no requirement to attend the annual meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual general meeting. In particular, shareholders may submit questions in advance of the annual meeting by following the instructions and rules of conduct on the annual meeting website. You will be able to attend the annual meeting online and vote during the annual meeting by visiting https://www.cstproxy.com/skgrowthopportunities/am2024. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the annual meeting.

Why does the Company need to hold an annual meeting?

The meeting is being held to satisfy the annual meeting requirements of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting for the election of directors within 12 months after our fiscal year ended December 31, 2023.

Who can vote during the annual meeting?

Only shareholders of record at the close of business on November 25, 2024 (the “Record Date”) will be entitled to vote during the annual meeting. On the Record Date, there were 9,732,960 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and 5,240,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) issued and outstanding and entitled to vote.

How many votes do I have?

On each matter to be voted upon, you have one vote for each Ordinary Share you owned as of the Record Date.

What is being voted on?

You are being asked to vote on two proposals:

•        a proposal to re-elect a Class I director to the Company’s board of directors until the 2027 annual meeting and until such director’s successor is elected and qualified; and

•        a proposal to ratify the appointment by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

•        a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals. The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

What is a quorum requirement?

A quorum of our shareholders is necessary to hold a valid meeting. One or more shareholders holding at least one-third of the Ordinary Shares being individuals present in person or by proxy and entitled to vote at the annual meeting shall form a quorum. The initial shareholders of the Company, including Auxo Capital Managers LLC (the “Sponsor”), Speaker John Boehner, Martin Payne and Michael Noonen (collectively, the “Initial Shareholders”) who own 35.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional Ordinary Shares would be required to be present at the annual meeting to achieve a quorum. The Auditor Proposal is a “routine” matter, such that banks, brokers, and other nominees will have authority to vote on the Auditor Proposal.

What vote is required to approve each of the proposals and how are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes.

The approval of the Director Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being a resolution passed by a simple majority of the members of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the annual meeting, and includes a unanimous written resolution.

Approval of the Auditor Proposal and Adjournment Proposal require the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy who are entitled to vote and vote thereon at the annual meeting.

Shareholders who attend the annual meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the annual meeting. One or more shareholders holding at least one-third of the Ordinary Shares entitled to vote at the annual meeting shall form a quorum.

At the annual meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Director Proposal, Auditor Proposal or the Adjournment Proposal will be counted for the purposes of determining whether the Director Proposal, Auditor Proposal or the Adjournment Proposal (as the case may be) are approved, and any ordinary shares that are not voted at the annual meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of the Articles, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of each of the Proposals as a matter of the Articles and Cayman Islands law.

How will the Initial Shareholders vote?

The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Director Proposal, the Auditor Proposal, and the Adjournment Proposal.

Why should I vote “FOR” the Director Proposal?

Speaker John A. Boehner has served as a member of the Board since our initial public offering (the “initial public offering”). We believe that Speaker Boehner’s business experience and extensive service and leadership in the U.S. House of Representatives, and his insight into public policy, governmental relations and regulatory matters make him well-qualified to sit on the Board. Likewise, Speaker Boehner’s experience examining Federal budgets as Speaker and experience analyzing financial statements as a business owner will make him a valuable addition to our Board. Our Board recommends that you vote in favor of the Director Proposal.

Why should I vote “FOR” the Auditor Proposal?

Withum has served as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2023, December 31, 2022, and for the period from December 8, 2021 (inception) to December 31, 2021. Our audit committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete an initial business combination. Our Board recommends that you vote in favor of the Auditor Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the annual meeting to a later date or dates to approve the Auditor Proposal.

What if I do not want to vote “FOR” the Auditor Proposal or the Adjournment Proposal?

If you do not want the Director Proposal or the Auditor Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the annual meeting in person or by proxy, you may vote “AGAINST” the Auditor Proposal or the Adjournment Proposal, and your ordinary shares will be counted for the purposes of determining whether the Auditor Proposal or the Adjournment Proposal (as the case may be) are approved.

How do I attend the virtual annual meeting, and will I be able to ask questions?

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email spacredemptions@continentalstock.com.

You can pre-register to attend the virtual annual meeting starting December 23, 2024 at 4:00 p.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/skgrowthopportunities/am2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the annual meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the annual meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the annual meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to internet, you can listen only to the meeting by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 if you are located outside the United States and Canada (standard rates apply) and when prompted enter the Conference ID 5475272#. Please note that you will not be able to vote or ask questions at the annual meeting if you choose to participate telephonically.

How do I vote?

If you were a holder of record of Ordinary Shares as of the Record Date, you may vote with respect to the proposals virtually at the annual meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided or by internet prior to the annual meeting at www.cstproxyvote.com, until 11:59 p.m. Eastern Time on December 26, 2024 (have your proxy card in hand when you visit the website and follow the prompts to vote your shares).

If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our units, you may vote virtually at the annual meeting or by submitting a proxy for the annual meeting. Whether or not you plan to attend the annual meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the annual meeting and vote virtually if you have already voted by proxy.

If your shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the holder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent. You may attend, vote and examine the list of shareholders entitled to vote at the annual meeting by visiting https://www.cstproxy.com/skgrowthopportunities/am2024 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company at 228 Park Avenue S #96693, New York, NY 10003 so that it is received by the Company prior to the date of the annual meeting or attend the annual meeting in person (which would include presence at the virtual annual meeting) and vote. Attendance at the annual meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s Chief Financial Officer, which must be received by the Company’s Chief Financial Officer prior to the vote at the annual meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Who can vote at the annual meeting?

Only holders of record of our Ordinary Shares at the close of business on the Record Date are entitled to have their vote counted at the annual meeting and any adjournments thereof. On this Record Date, 9,732,960 Class A Ordinary Shares and 5,240,000 Class B Ordinary Shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the annual meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Where do I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the annual meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

What is the deadline to propose actions for consideration at next year’s annual meeting?

Notice of any director nomination or the proposal of other business that shareholders intend to submit in connection with the 2025 annual meeting must be received by the Company at our principal executive offices, 228 Park Avenue S #96693, New York, NY 10003, attention: Richard Chin, Chief Executive Officer, not later than the close of business on August 4, 2025, which is 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the 2024 annual meeting as required by Rule 14a-8(e) under the Exchange Act. In addition, shareholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: SKGR.info@investor.sodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

BACKGROUND

Unless the context otherwise requires, all references in this section to “SK Growth,” “we,” “our,” or “us” refer to SK Growth Opportunities Corporation.

General

We are a blank check company incorporated on December 8, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on SK Growth’s business activities, SK Growth is a “shell company” as defined under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) because it has no operations and nominal assets consisting almost entirely of cash, stock and debt.

Initial Public Offering, Private Placements and Overfunding Loans

On June 28, 2022, we consummated our initial public offering of 20,000,000 units, at $10.00 per unit, generating gross proceeds of $200.0 million, and incurring offering costs of approximately $12.0 million, of which $7.0 million was for deferred underwriting commissions. The underwriter was granted a 45-day option from the date of the final prospectus relating to the initial public offering to purchase up to 3,000,000 additional units to cover over-allotments, if any, at $10.00 per unit. On July 20, 2022, pursuant to the underwriter’s notice of the partial exercise of the over-allotment option, we sold an additional 960,000 units, at $10.00 per unit, generating aggregate additional gross proceeds of $9.6 million. On August 7, 2022, the remaining over-allotment option expired unexercised.

On August 10, 2022, we announced that, effective August 15, 2022, the Class A Ordinary Shares and warrants comprising each issued and outstanding unit will commence trading separately under the ticker symbols “SKGR” and “SKGW,” respectively.

Simultaneously with the closing of the initial public offering, we consummated the private placement of 6,600,000 private placement warrants (the “Private Placement Warrants”), at a price of $1.00 per Private Placement Warrant in a private placement to our Sponsor, generating proceeds of $6.6 million. Substantially concurrently with the closing of the partial over-allotment exercise, we completed an additional private placement of 192,000 Private Placement Warrants to our Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of $192,000.

In addition, upon the consummation of the initial public offering on June 28, 2022, our Sponsor provided us with an overfunding loan in the amount of $5.0 million to deposit in SK Growth’s (the “Trust Account”) at no interest. In connection with the partial over-allotment exercise on July 20, 2022, our Sponsor provided us with a second overfunding loan in the amount of $240,000 to deposit in the Trust Account.

Upon the closing of the initial public offering and the partial over-allotment exercise, approximately $214.8 million ($10.25 per unit) of net proceeds, including the net proceeds of the initial public offering, the partial over-allotment exercise, the proceeds of the overfunding loans and certain of the proceeds of the Private Placement Warrants, was placed in the Trust Account located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by us, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account.

Proposed Business Combination

On February 27, 2024, SK Growth entered into a Business Combination Agreement with Webull and other parties thereto. As previously disclosed in the Form 8-K, in accordance with the terms and conditions of the Business Combination Agreement, SK Growth sought an extension of the date by which the Company has to consummate a business combination from September 30, 2024 to March 31, 2025 (the “Extended Termination Date”).

The Annual Meeting

Date, Time and Place

The annual meeting will be held on December 27, 2024, at 4:00 p.m., Eastern Time, electronically at https://www.cstproxy.com/skgrowthopportunities/am2024, or at such other time, on such other date and at such other place to which the meeting may be adjourned. For the purposes of the Articles, the physical place of the meeting will be at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. However, in order to facilitate access for our shareholders, the annual meeting will be held in virtual meeting format and there is no requirement to attend the annual meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual general meeting. In particular, shareholders may submit questions in advance of the annual meeting by following the instructions and rules of conduct on the annual meeting website. You will be able to attend the annual meeting online and vote by visiting https://www.cstproxy.com/skgrowthopportunities/am2024.

You can pre-register to attend the virtual annual meeting starting December 23, 2024 at 4:00 p.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/skgrowthopportunities/am2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the annual meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the annual meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the annual meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to internet, you can listen only to the meeting by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 if you are located outside the United States and Canada (standard rates apply) and when prompted enter the Conference ID 5475272#. Please note that you will not be able to vote or ask questions at the annual meeting if you choose to participate telephonically.

The Proposals at the Annual Meeting

At the annual meeting, the shareholders will consider and vote upon the following proposals:

•        a proposal to re-elect a Class I director to the Company’s board of directors until the 2027 annual meeting and until such director’s successor is elected and qualified; and

•        a proposal to ratify the appointment by our audit committee of Withum to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

•        a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals. The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the annual meeting, if you owned the Ordinary Shares at the close of business on November 25, 2024, the Record Date for the annual meeting. You will have one vote per proposal for each Ordinary Share you owned at that time.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Quorum

A quorum of our shareholders is necessary to hold a valid meeting. One or more shareholders holding at least one-third of the Ordinary Shares entitled to vote at the annual meeting shall form a quorum. The Initial Shareholders, who own 35.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, no additional Ordinary Shares would be required to be present at the annual meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of either of the Proposals voted upon at the annual meeting.

Under the applicable rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that the Director Proposal to be voted on at the annual meeting will be considered a non-routine matter. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on the Director Proposal without your instruction.

We believe that the Auditor Proposal to be voted on at the annual meeting will be considered a routine matter. As a result, your shares may be voted by your brokerage firm for the Auditor Proposal.

We believe that the Adjournment Proposal to be voted on at the annual meeting will be considered a non-routine matter. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the annual meeting without your instruction.

Because the Director Proposal to be voted on at the annual meeting is a non-routine matter for which banks, brokers and other nominees do not have discretionary authority to vote, SK Growth expects there to be broker non-votes at the annual meeting.

Vote Required for Approval

The approval of the Director Proposal requires an ordinary resolution of the members of the Company under Cayman Islands law and the Articles, being a resolution passed by a simple majority of the members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the annual meeting, and includes a unanimous written resolution.

Approval of the Auditor Proposal and Adjournment Proposal require the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy who are entitled to vote and vote thereon at the annual meeting.

Voting Your Shares

If you are a holder of record of Company’s Ordinary Shares, including those shares held as a constituent part of our units, you may vote in person or virtually at the annual meeting, or by submitting a proxy for the annual meeting. Whether or not you plan to attend the annual meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the annual meeting and vote virtually if you have already voted by proxy.

If your Ordinary Shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the annual meeting or at the annual meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may send notice to the Company’s Chief Financial Officer in writing to the Company, 228 Park Avenue S #96693, New York, NY 10003, before the annual meeting that you have revoked your proxy; or

•        you may attend the annual meeting, revoke your proxy, and vote in person or virtually, as indicated above.

No Additional Matters

The annual meeting has been called only to consider and vote on the approval of the Auditor Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the annual meeting, no other matters may be considered at the annual meeting if they are not included in this proxy statement, which serves as the notice of the annual meeting.

Who Can Answer Your Questions about Voting

If you are a Company’s shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing SKGR.info@investor.sodali.com.

PROPOSAL NO. 1 — THE DIRECTOR PROPOSAL

Our Board currently consists of three classes and a total of five directors, one of whom is being nominated for re-election at this annual meeting. Pursuant to our Articles, the election of the director nominee requires an ordinary resolution, which is a resolution passed by a simple majority of the votes cast by such holders of the members of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the annual meeting, and includes a unanimous written resolution.

Director nominees are selected or recommended to the board of directors solely by independent directors or by a nominations committee that is comprised entirely of independent directors.

The nominee listed below is an incumbent director. If elected at the annual meeting, the nominee would serve until the 2027 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Nominee for Election as Class I Directors at the Annual Meeting

The following table sets forth the name, age, position and tenure of the nominee for the 2024 annual meeting:

Name	Age	Position(s) Held With The Company	Director Since
Speaker John Boehner	75	Director Nominee	2022

The following includes a brief biography of the nominee standing for election to the Board at the annual meeting, based on information furnished to us by the director nominee, including information regarding the experiences, qualifications, attributes or skills that caused the nominating committee and the Board to determine that the applicable nominee should serve as a member of our Board:

Speaker John A. Boehner has served as a member of our board of directors since our initial public offering. Speaker Boehner is the 53rd Speaker of the U.S. House of Representatives and since 2016 serves as a policy advisor at Squire Patton Boggs, a Washington D.C.-based law and public policy firm. He focuses on global business development and provides strategic advice and consulting on all aspects of domestic and international policy, drawing from his decades of experience both in business and at the highest levels of the U.S. government. Speaker Boehner served in the U.S. House of Representatives from January 1991 to October 2015, where he championed a number of major reforms as a Member of Congress and served as Speaker of the U.S. House of Representatives from January 2011 to October 2015, where he developed a reputation for bringing Republicans and Democrats together in support of major policy initiatives and forged strong relationships with business and government leaders throughout the world. Speaker Boehner currently serves on the board of directors of Acreage Holdings, Inc. since 2018, Titan Mining Corporation since 2018 and Augusta Gold Corp. since 2021. Speaker Boehner has also served on the board of directors of Reynolds America Inc. (NASDAQ: REYN) from 2016 to 2017 and Arizona Mining from 2017 to 2018. Prior to entering public service, he spent years running a small business representing manufacturers in the packaging and plastics industry. Speaker Boehner received a BA from Xavier University.

We believe that Speaker Boehner’s business experience and extensive service and leadership in the U.S. House of Representatives, and his insight into public policy, governmental relations and regulatory matters make him well-qualified to sit on our Board.

Board Membership Diversity

In accordance with the Board Diversity Rules (Rule 5605(f) and Rule 5606) promulgated by Nasdaq, the following Board Diversity Matrix presents our Board diversity statistics. The minimum diversity objective for smaller reporting companies listed on The Nasdaq Global Market after August 6, 2022 must have (i) at least one diverse director within one year from the initial date of listing or December 31, 2024, whichever is later, and (ii) two diverse directors within two years of the initial date of listing or December 31, 2025, whichever is later, who self-identifies as either female, an underrepresented minority or LGBTQ+. “Underrepresented Minority” means an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities. “Two or More Races or Ethnicities” means a person who identifies with more than one of the following categories: White (not of Hispanic or Latinx origin), Black or African American, Hispanic or Latinx, Asian, Native

American or Alaska Native, Native Hawaiian or Pacific Islander. Our current Board complies with the above requirement. The following charts provide summary information about our directors with respect to diversity based on self-identification.

Board Diversity Matrix (As of December 2, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	4	0	1
Part 2: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	3	0	0
White	0	0	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

The Board recommends a vote “FOR” the nominee for ELECTION as directors.

CORPORATE GOVERNANCE

Board of Directors Operations and Meetings

Our Board currently consists of three classes of a total of five directors. Our directors each serve staggered three-year terms with one class being appointed at each year’s annual general meeting, as follows:

Name	Class	Expiry of Term
John A. Boehner	Class I	At the 2024 annual meeting.
Martin Payne	Class II	At the 2025 annual meeting.
Richard Chung Hun Chin	Class II	At the 2025 annual meeting.
Michael Noonen	Class III	At the 2026 annual meeting.
Derek E. Jensen	Class III	At the 2026 annual meeting.

We have no formal policy regarding board diversity. Our priority selecting our Board members is the identification of members who will further the interests of our shareholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.

The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in the day-to-day operations of the Company. Our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending meetings of the Board, which are usually held on at least a quarterly basis. Our directors also discuss business and other matters with other key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

Board of Directors

The following table sets forth our current directors, as of the date of this proxy statement, including one current director who is nominated for election at the 2024 Annual Meeting.

Continuing Members of The Board of Directors

Current Class I Directors (Terms to Expire at the 2024 Annual Meeting)

The current members of the Board who are Class I Directors are as follows:

Name	Age	Position(s) Held With The Company	Director Since
Speaker John Boehner	75	Director Nominee	2022

Speaker John A. Boehner, see Speaker John Boehner’s biography under “Nominee for Election as Class I Directors at the Annual Meeting” above.

Current Class II Directors (Terms to Expire at the 2025 Annual Meeting)

Name	Age	Position(s) Held With The Company	Director Since
Martin Payne	55	Director	2022
Richard Chung Hun Chin	61	Director	2021

Martin Payne has served as a member of our board of directors since our initial public offering. Mr. Payne has over 30 years of experience in executive and board positions across a mix of private and public global enterprises. Mr. Payne currently serves as the chairman of the board and chief executive officer of Stick and Rudder Films, an entertainment company since 2013 and as the chief executive officer of Comprehensive Clinical Solutions, a healthcare services company since 2016. Mr. Payne is also a founder of LucyRX and serves on its board of directors. In addition, Mr. Payne currently serves on the boards of Exponent Health (formerly HRGi Holdings Inc.) since 2017, and Astraius since 2020. Mr. Payne has also served on the board of Healthcare Services Acquisition Corporation (NASDAQ: HCAR) from 2020 to 2022, MedX from 2016 to 2019 and Comprehensive Clinical Solutions from

2016 to 2019. While serving in board leadership positions of Healthcare Services Acquisition Corporation, MedX, Comprehensive Clinical Solutions, and Exponent Health, Mr. Payne led strategic and operational transformation efforts, including the business combination of three diverse healthcare services companies now operating as Exponent Health, Inc., and the successful, oversubscribed IPO launch of Healthcare Services Acquisition Corporation, which raised over $330 million. Mr. Payne was formerly with Catalyst Health Solutions (formerly NASDAQ: CHSI), from 2008 to 2014, where he led the highly value-accretive M&A transactions and integrations of HospiScript, IPS, Total Script, InPharmative, Future Scripts, Walgreens Health Initiatives, and RegenceRx. Prior to his tenure with Catalyst, Mr. Payne served in executive leadership roles at Coventry Health Care (formerly NYSE: CVH) from 2005 to 2008, Hanger Orthopedic Group (NYSE: HNGR) from 2002 to 2005, and United Health Group (NYSE: UNH) from 1994 to 2000. Additionally, from 2000 to 2002, Mr. Payne ran European marketing and sales for American Electric Power (NASDAQ: AEP), and built and managed pharmaceutical manufacturing plants in the UK. Mr. Payne started his career in the Royal Navy as a helicopter pilot. Mr. Payne received a biological and medicinal chemistry degree (BSc Hons) from the University of Essex.

We believe that Mr. Payne’s extensive history of leading value-creating transactions and transformations and executive leadership experience within entrepreneurial commercial focused companies make him well-qualified to sit on our board of directors.

Richard Chin has served as our Chief Executive Officer and director since our inception in 2021. From 2017 to 2021, Mr. Chin served as President at SK hynix and Head of Global Development Group (“GDG”). Under Mr. Chin’s leadership, GDG developed and executed inorganic growth strategies for SK’s affiliates in the United States, including mergers and acquisitions, strategic investments, and joint venture partnerships. Concomitant with SK’s continued expansion into the U.S., Mr. Chin has significantly accelerated SK’s brand presence in recent years through his oversight of SK’s external affairs activities, including regulatory affairs and public policy activities in the United States, leading dialogue with prominent public and private investors and spearheaded the marketing efforts to expand SK’s brand prominence in the U.S. and globally. Prior to that, Mr. Chin also served as Chief Executive Officer of SK hynix America from 2016 to 2017, Chief Marketing Officer of SK hynix (world’s second largest memory semiconductor company) from 2013 to 2016, and President of SK telecom Americas, a U.S. subsidiary of SK telecom from 2007 to 2012. As the President of SK telecom Americas, Mr. Chin developed the U.S. market entrance strategy for SK telecom and led the development of organic growth engine solutions, establishment of venture capital operations, and execution of inorganic strategies adjacent to the wireless telecom industry. Prior to heading SK telecom Americas, Mr. Chin held key executive positions at Motorola Inc., including Corporate Vice President in charge of business ventures and development from 2006 to 2007 and Corporate Vice President and Director of Global Product Marketing from 2005 to 2006 and other senior positions from 1999 to 2005. Prior to Motorola, he held senior positions at Searle Pharmaceuticals from 1997 to 1999 and The NutraSweet Company from 1991 to 1997. Mr. Chin has served as a director on the boards of Virgin Mobile USA, Inc. from 2008 to 2009 and Mobile Money Ventures LLC from 2008 to 2011. Mr. Chin received a BA in Economics from the University of Chicago and a JD from the John Marshall Law School at the University of Illinois at Chicago.

We believe Mr. Chin’s extensive experience serving on the boards of global companies leading the development and execution of innovative growth strategies makes him well-qualified to sit on our board of directors.

Current Class III Directors (Terms to Expire at the 2026 Annual Meeting)

Name	Age	Position(s) Held With The Company	Director Since
Michael Noonen	61	Director	2022
Derek E. Jensen	52	Director	2021

Michael Noonen has served as a member of our board of directors since our initial public offering. Mr. Noonen has 25 years of experience leading technology businesses and is currently a board director with SES.ai (NYSE: SES). In addition, Mr. Noonen currently serves as the Chief Executive Officer of Swave Photonics. From February 2022 until September 2022, Mr. Noonen served as the Interim Managing Director of Sivers Semiconductor. From 2019 and prior to it being acquired by Sivers Semiconductor in 2022, he served as Chief Executive Officer of MixComm Inc., a millimeter wave semiconductor company. He previously served as board director of Energous (NASDAQ: WATT) from 2019 to 2021. Prior to that, from Mr. Noonen served as SVP Global Business Development at Rambus Incorporated (NASDAQ: RMBS) from 2018 to 2019, as Global VP Sales & Marketing at Silego Technology Inc. from 2016 to 2017 and as Interim CEO and on the board of directors of Ambiq Micro, Inc. from

2014 to 2016. Prior to that, Mr. Noonen served as the Chairman and co-founder of Silicon Catalyst from 2013 to 2015, the World’s first semiconductor incubator and EE Times 2015 Start-up of the Year. In 2013, he was elected to the Global Semiconductor Alliance Board of Directors and chairman of the board of Socle, an IC design services company in Taiwan, which was acquired by Foxconn. Previously, Mr. Noonen was Executive Vice President, Global Products, Design, Sales, & Marketing at GlobalFoundries from 2011 to 2013 and Executive Vice President, Worldwide Sales & Marketing, at NXP Semiconductors (NASDAQ: NXPI) from 2008 to 2011. Mr. Noonen has held executive product line, sales and marketing roles at National Semiconductor from 2001 to 2008, Cisco Systems from 1999 to 2001, and 8x8 from 1993 to 1999. He started his career at NCR Microelectronics teaching mixed-signal IC design. He received a BS in Electrical Engineering from Colorado State University and in 2012 was named the College of Engineering Distinguished Alumni of the Year. He completed the Directors’ Consortium (Stanford, University of Chicago, Dartmouth) Corporate Governance program. Mr. Noonen holds multiple patents in the areas of Internet telephony and video communications.

We believe that Mr. Noonen’s extensive experience in executive leadership positions and expertise in information technology, innovation and the electronics industry make him well-qualified to sit on our board of directors.

Derek Jensen has served as our Chief Financial Officer and director since our inception in 2021. From 2020 to 2021, Mr. Jensen served as the Vice President of Corporate Development of GDG, where he was responsible for sourcing and executing mergers and acquisitions and strategic investments for SK in the United States. Prior to this role, Mr. Jensen served as Vice President of Corporate Business Development at Magic Leap from 2018 to 2020, Vice President of Corporate Development and Head of M&A at GlobalFoundries from 2016 to 2018, Vice President of Corporate Development at Xperi (formerly Tessera Technologies) from 2015 to 2016. In addition, from 2017 to 2018, Mr. Jensen served as a director on the board of Ineda Systems Inc. Prior to his corporate development leadership roles, Mr. Jensen spent nearly a decade working in investment banking at Citigroup Global Markets Inc. (from 2010 to 2012), UBS Securities LLC (from 2006 to 2010), Deutsche Bank Securities Inc. (from 2004 to 2006) and Deutsche Bank AG (from 2002 to 2004) principally covering the semiconductor and electronics sectors. Mr. Jensen received an MBA in Finance and Economics from the University of Chicago Booth School of Business, an MS in Mechanical Engineering from the University of Illinois at Chicago, and a BME in Mechanical Engineering from the University of Minnesota.

We believe Mr. Jensen’s executive leadership experience in various private and public technology companies and his extensive expertise in the area of finance makes him well-qualified to sit on our board of directors.

Board Leadership Structure and Role in Risk Oversight

Periodically, our Board will assess the roles of our Chairman, Chief Executive Officer and Chief Financial Officer, and the Board leadership structure to ensure the interests of the Company and our shareholders are best served. Mr. Chin and Mr. Jensen, as our Chief Executive Officer and Chairman of the Board, and Chief Financial Officer, respectively, has extensive knowledge of all aspects of our business. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed, and will continue to allow, our Board the flexibility to establish the most appropriate structure for the Company at any given time.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s risk strategy. While the Board oversees the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

Executive Officers

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated

memorandum and articles of association provide that our officers may consist of one or more chairman of the board of directors, chief executive officer, president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the board of directors.

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s) Held With The Company	Officer Since
Richard Chung Hun Chin	61	Director, Chief Executive Officer	2021
Derek E. Jensen	52	Director, Chief Financial Officer	2021

Richard Chung Hun Chin, see Richard Chung Hun Chin’s biography under “Continuing Members of The Board of Directors” above.

Derek E. Jensen, see Derek E. Jensen’s biography under “Continuing Members of The Board of Directors” above.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. Our board of directors has determined that Martin Payne, Speaker John Boehner and Michael Noonen are “independent directors” as defined in the Nasdaq listing standards. The standards relied on by the Board in affirmatively determining whether a director is “independent,” in compliance with Nasdaq’s rules, are comprised of those objective standards set forth in the rules promulgated by Nasdaq. The Board is responsible for ensuring that independent directors do not have a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Nasdaq’s rules, as well as SEC rules, impose additional independence requirements for all members of the audit committee. Specifically, in addition to the “independence” requirements discussed above, “independent” audit committee members must: (1) not accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any subsidiary of the Company other than in the member’s capacity as a member of the Board and any Board committee; (2) not be an affiliated person of the Company or any subsidiary of the Company; and (3) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. In addition, Nasdaq’s rules require that all audit committee members be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. The Board believes that the current members of the audit committee meet these additional standards.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a nominating committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of the Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors.

Subject to phase-in rules and a limited exception, the rules of the Nasdaq require that the compensation committee and the nominating committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. Michael Noonen, Martin Payne and Speaker John Boehner serve as members of our audit committee. Our board of directors has determined that each of Michael Noonen, Martin Payne and Speaker John Boehner are independent under the Nasdaq listing standards and applicable SEC rules. Michael Noonen serves as the Chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, all the directors on the audit committee must be independent. Each member of the audit committee is financially literate and our board of directors has determined that Michael Noonen qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter for our audit committee is available on our website at https://skgrowthopportunities.com/investor-relations/. During 2023, our audit committee held four meetings.

The audit committee is responsible for:

•        meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•        monitoring the independence of the independent registered public accounting firm;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•        appointing or replacing the independent registered public accounting firm;

•        determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•        monitoring compliance on a quarterly basis with the terms of our initial public offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of our initial public offering; and

•        reviewing and approving all payments made to our existing shareholders, officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the audit committee of the Board of Directors of SK Growth Opportunities Corporation (the “Audit Committee”) submit this report in connection with the Audit Committee’s review of the financial reports for the fiscal year ended December 31, 2023 as follows:

1.      The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2023.

2.      The Audit Committee has discussed with representatives of WithumSmith+Brown, PC (“Withum”), the independent public accounting firm, the matters which are required to be discussed with them under the provisions of Auditing Standard No. 61, as amended (Communications with Audit Committees).

3.      The Audit Committee has discussed with Withum, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Audit Committee of SK Growth Opportunities Corporation

Michael Noonen

Martin Payne

Speaker John Boehner

____________

*        The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

Nominating Committee

We have established a nominating committee of our board of directors. The members of our nominating committee are Martin Payne and Michael Noonen and Martin Payne serves as chairman of the nominating committee. Under the Nasdaq listing standards, we are required to have a nominating committee composed entirely of independent directors. Our board of directors has determined that each of Martin Payne and Michael Noonen are independent.

The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in a charter adopted by us in connection with our initial public offering, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

A copy of the charter for our nominating committee is available on our website at https://skgrowthopportunities.com/investor-relations/. During 2023, our nominating committee held zero meetings.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board of directors needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board of directors members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Compensation Committee

We have established a compensation committee of our board of directors. The members of our compensation committee are Speaker John Boehner and Michael Noonen, and Speaker John Boehner serves as chairman of the compensation committee.

Under the Nasdaq listing standards, we are required to have a compensation committee composed entirely of independent directors. Our board of directors has determined that each of Speaker John Boehner and Michael Noonen are independent. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•        reviewing and approving the compensation of all of our other Section 16 officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. A copy of the charter for our compensation committee is available on our website at https://skgrowthopportunities.com/investor-relations/. During 2023, our compensation committee held zero meetings.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

•        duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•        duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•        directors should not improperly fetter the exercise of future discretion;

•        duty to exercise powers fairly as between different sections of shareholders;

•        duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•        duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the amended and restated memorandum and articles of association or alternatively by shareholder approval at general meetings.

Certain of our officers and directors presently have, and any of them in the future may have additional, fiduciary and contractual duties to other entities. As a result, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, then, subject to their fiduciary duties under Cayman Islands law, he or she will need to honor such fiduciary or contractual obligations to present such business combination opportunity to such entity, before we can pursue such opportunity. If these other entities decide to pursue any such opportunity, we may be precluded from pursuing the same. However, we do not expect these duties to materially affect our ability to complete our initial business combination. Our amended and restated memorandum and articles of association provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer, on one hand, and us, on the other.

Below is a table summarizing the entities to which our officers and directors currently have fiduciary duties, contractual obligations or other material management relationships:

Individual	Entity	Entity’s Business	Affiliation
Martin Payne	Astraius	Space Launch Vehicle	Independent Director
	Exponent Health	Healthcare Services	Vice Chair
	Stick and Rudder Films	Entertainment	Chief Executive Officer and Founder
	Comprehensive Clinical Solutions	Healthcare Services	Chief Executive Officer
	LucyRx	Healthcare Services	Founder & Board Member

Michael Noonen	Swave Photonics	Technology	Chief Executive Officer
	SES.ai	Energy	Director
Speaker John Boehner	Squire Patton Boggs	Law and Public Policy Firm	Policy Advisor
	Acreage Holdings, Inc.	Cannabis	Director
	Titan Mining Corporation	Mining	Director
	Augusta Gold Corp.	Mining	Director

(1)    Potential investors should also be aware of the following other potential conflicts of interest:

•        Our officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our officers are not obligated to contribute any specific number of hours per week to our affairs.

•        Our sponsor subscribed for founder shares prior to the date of the final prospectus in connection with our initial public offering and has purchased private placement warrants in a transaction that closed simultaneously with the closing of our initial public offering

•        Our initial shareholders, officers and directors have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares held by them in connection with (i) the completion of our initial business combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by September 30, 2024 (or March 31, 2025 as may be approved as described in this Report) or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity. Additionally, our initial shareholders have agreed to waive their rights to liquidating distributions from the trust account with respect to its founder shares if we fail to complete our initial business combination within the prescribed time frame. If we do not complete our initial business combination within the required time period, the private placement warrants will expire worthless.

•        Our initial shareholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (i) one year after the completion of our initial business combination; and (ii) subsequent to our initial business combination (x) the date on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property or (y) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination (except as described in the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters-Transfers of Founder Shares and Private Placement Warrants”). Any permitted transferees will be subject to the same restrictions and other agreements of our initial shareholders with respect to any founder shares.

•        With certain limited exceptions, the private placement warrants and the ordinary shares underlying such warrants, will not be transferable, assignable or salable by our sponsor until 30 days after the completion of our initial business combination.

•        Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors is included by a target business as a condition to any agreement with respect to our initial business combination. In addition, our sponsor, officers and directors may sponsor, form or participate in other blank check companies similar to ours during the period in which we are seeking an initial business combination. Any such companies may present additional conflicts of interest in pursuing an acquisition target, particularly in the event there is overlap among investment mandates.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with SK, our sponsor, officers or directors. In the event we enter into such a transaction, we will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such initial business combination is fair to our shareholders from a financial point of view. We are not required to obtain such an opinion in any other context but may obtain such an opinion as part of our due diligence and evaluation of an initial business combination. In the event we pursue an initial business combination with a company that is affiliated with SK, such transactions may be subject to local Korean laws and regulations that require, among other things, a filing and approval by local regulators.

Furthermore, in no event will our initial shareholders or any of our existing officers or directors, or their respective affiliates be paid by us any finder’s fee, consulting fee, or other compensation prior to, or for any services they render, in order to effectuate the completion of our initial business combination. Further, commencing on the date our securities are first listed on the Nasdaq, we will also reimburse an affiliate of our sponsor for secretarial and administrative support services provided to us in the amount of $10,000 per month.

We cannot assure you that any of the above mentioned conflicts will be resolved in our favor.

If we seek shareholder approval, we will complete our initial business combination only if we obtain the approval of an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend, either in person or by proxy, and vote at a general meeting of the company. In such case, our initial shareholders, officers and directors have agreed to vote their founder shares and public shares, if any, in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, civil fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We have entered into agreements with our directors and officers to provide contractual indemnification in addition to the indemnification provided for in our amended and restated memorandum and articles of association. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust account for any reason whatsoever (except to the extent they are entitled to funds from the trust account due to their ownership of public shares). Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination.

Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Executive Officer and Director Compensation

None of our officers or directors have received any cash compensation for services rendered to us. Commencing on the date that our securities are first listed on the Nasdaq through the earlier of consummation of our initial business combination and our liquidation, we will reimburse an affiliate of our sponsor for secretarial and administrative support services provided to us in the amount of $10,000 per month. In addition, our sponsor, officers and directors, or their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made by us to our initial shareholders, officers or directors, or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination.

Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our initial shareholders, officers and directors, or their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination.

We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment. There are no agreements and arrangements between any director or nominee for director, and any person or entity other than the Company relating to compensation or other payment in connection with the director or nominee’s candidacy or service.

The Company has not adopted any practices or policies regarding the ability of its employees, including officers, or directors (or any of their designees) to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities that are either:

•        Granted to the employee or director as compensation.

•        Held, directly or indirectly, by the employee or director.

The Company does not have any practices or policies regarding hedging.

Summary Compensation Table — Fiscal Year 2023

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Richard Chin	2023								—
Chief Executive Officer	2022								—
Derek Jensen	2023								—
Chief Financial Officer	2022								—

____________

(1)      The amounts reported in this column represent discretionary bonuses awarded to each executive for performance during 2022 and 2023.

(2)      The amounts reported in this column reflect the grant date fair value of stock option awards granted in 2022 and 2023.

(3)      This amount reflects the Company’s matching contribution to the executive’s account under the Company’s 401(k) plan for 2022 and 2023.

Outstanding Equity Awards as of December 31, 2023

There were no outstanding equity awards held by any of the named executive officers as of December 31, 2023.

Director Compensation Table — Fiscal Year 2023

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard Chin	2023							—
Chairman	2022							—
Derek Jensen	2023							—
Director	2022							—
Speaker John A. Boehner	2023							—
Director	2022							—
Martin Payne	2023							—
Director	2022							—
Michael Noonen	2023							—
Director	2022							—

Related Party Transactions

Founder Shares

On December 9, 2021, the sponsor purchased 8,625,000 Class B ordinary shares, par value $0.0001 (the “Founder Shares”), to cover certain expenses on the Company’s behalf for an aggregate purchase price of $25,000. On February 24, 2022, 1,437,500 Class B ordinary shares were surrendered and thereupon cancelled by the Company. On May 5, 2022, 1,437,500 Class B ordinary shares were surrendered and thereupon cancelled by the Company resulting in a decrease in the total number of Class B ordinary shares outstanding to 5,750,000 shares. The Sponsor agreed to forfeit up to an aggregate of 750,000 Founder Shares to the extent that the option to purchase additional Units is not exercised in full by the underwriter or is reduced, so that the Founder Shares would represent 20% of the Company’s issued and outstanding shares upon the Initial Public Offering. On July 20, 2022, the Company sold an additional 960,000 Units in the Partial Over-Allotment Exercise pursuant to the underwriter’s notice of the partial exercise of the Over-Allotment Option. On August 9, 2022, following the expiration of the remaining Over-Allotment Option, the Sponsor forfeited 510,000 Founder Shares.

The initial shareholders, and the executive officers and directors of the Company, agreed not to transfer, assign or sell any of their Founder Shares until the earlier to occur of (i) one year after the completion of the initial Business Combination; and (ii) subsequent to the initial Business Combination (x) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property or (y) if the closing price of Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination. Any permitted transferees will be subject to the same restrictions and other agreements of the initial shareholders with respect to any Founder Shares.

In February and March 2022, the Sponsor transferred an aggregate of 90,000 Class B ordinary shares to the Company’s independent director nominees. The sale of the Founder Shares is in the scope of ASC 718. The Founder Shares were granted subject to a performance condition (i.e., the occurrence of a Business Combination). Compensation expense related to the Founder Shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. As of September 30, 2024, the Company determined that a Business Combination is not considered probable, and, therefore, no stock-based compensation expense has been recognized. Stock-based compensation will be recognized at the date a Business

Combination is considered probable (i.e., upon consummation of a Business Combination) in an amount equal to the number of Founder Shares that ultimately vest multiplied times the grant date fair value per share (unless subsequently modified) less the amount initially received for the purchase of the Founder Shares.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Company consummated the Private Placement of 6,600,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant, in a private placement to the Sponsor, generating proceeds of $6.6 million.

Substantially concurrently with the closing of the Partial Over-Allotment Exercise, the Company completed the Additional Private Placement of 192,000 additional Private Placement Warrants to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $192,000.

A portion of the proceeds from the sale of the Private Placement Warrants was added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless. The purchasers of the Private Placement Warrants agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants (except to permitted transferees) until 30 days after the completion of the initial Business Combination.

Related Party Loans

Promissory Note to Sponsor

The Sponsor agreed to loan the Company up to $300,000 to be used for the payment of costs related to the Initial Public Offering pursuant to a promissory note, dated on December 9, 2021 and was later amended on May 5, 2022 (the “Note”). The Note was non-interest bearing, unsecured and due upon the closing of the Initial Public Offering. The Company borrowed $300,000 under the Note and repaid the Note in full upon closing of the Initial Public Offering. The Note was no longer available to draw on after the consummation of the Initial Public Offering.

Overfunding Loans

On June 28, 2022, in connection with the closing of the Initial Public Offering, the Sponsor loaned the Company $5.0 million under a non-interest bearing loan agreement (the “First Overfunding Loan”) to deposit in the Trust Account. On July 20, 2022, in connection with the Partial Over-Allotment Exercise, the Sponsor provided the Company with the second Overfunding Loan in the amount of $240,000 to deposit in the Trust Account under the same terms (the “Second Overfunding Loan”, together, the “Overfunding Loans”). The Overfunding Loans will be repaid upon the closing of an initial Business Combination or converted into Class A ordinary shares at a conversion price of $10.00 per Class A ordinary share (or a combination of both), at the Sponsor’s discretion, provided that any such conversion may not occur until August 22, 2022. If the Company does not complete an initial Business Combination, it will not repay the Overfunding Loans from amounts held in the Trust Account, and the Trust Account proceeds will be distributed to the Public Shareholders; however, the Company may repay the Overfunding Loans if there are funds available outside the Trust Account to do so. As of September 30, 2024 and December 31, 2023, the Company had $5,240,000 in borrowings under the First Overfunding Loan.

Working Capital Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust

Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2024 and December 31, 2023, the Company had no borrowings under the Working Capital Loans.

Promissory Notes

On October 30, 2023, the Sponsor loaned the Company $380,000 and the Company issued an unsecured promissory note in the total principal amount of up to $380,000 to the Sponsor, which does not bear interest on the unpaid principal balance and matures upon closing of the company’s initial business combination and shall be convertible at the election of the sponsor into warrants exercisable for one Class A ordinary share of the post-business combination company at a price of $1.00 per warrant.

Policy for Approval of Related Party Transactions

The audit committee of our board of directors has adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

Material Legal Proceedings

There are no material legal proceedings in which a director, executive officer, or any associate of these parties is adverse to the Company or has a material interest adverse to the Company.

Family Relationships

There are no family relationships between any of the following:

•        Director

•        Executive Officer

•        Person nominated or chosen to be a director or officer

Legal Events

There are no legal events involving any of the Company’s directors, executive officers, and nominees during the last ten years that are material to the person’s ability or integrity.

Shareholder Communication with the Board of Directors and Attendance at Board and Annual Meetings

The Board maintains a process for shareholders to communicate with the Board and its committees. Shareholders of the Company and other interested persons may communicate with the Board or the chair of the audit committee, compensation committee, and the nominating committee by writing to the Company at 228 Park Avenue S #96693, New York, New York, attention: Richard Chin, Chief Executive Officer. All communications that relate to matters that are within the scope of the responsibilities of the Board will be presented to the Board no later than the next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees will be forwarded to the chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be forwarded to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

During our fiscal year ended December 31, 2023, our board of directors held four meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings, we strongly encourage, but do not require, our directors to attend.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers and person who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. To our knowledge we believe that all other Section 16(a) filing requirements were met timely in fiscal year 2023.

Vote Required for Approval

The Director Proposal must be approved as an ordinary resolution under Cayman Islands law and the Articles, being a resolution passed by a simple majority of the members of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the annual meeting, and includes a unanimous written resolution. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the annual meeting.

The Director Proposal is not conditioned on any other proposal.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that Speaker John Boehner be and is hereby re-elected as a Class I director of the Company, to hold office until the 2027 annual meeting in accordance with the amended and restated memorandum and articles of association of the Company.”

Recommendation of the Board

Our Board unanimously recommends that the shareholders vote “FOR” the approval of the Director Proposal.

PROPOSAL NO. 2 — THE AUDITOR PROPOSAL

Overview

Our audit committee has appointed WithumSmith+Brown, PC (“Withum”), an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2024. We are asking our shareholders to ratify the selection by our audit committee of Withum to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

Our audit committee is submitting the appointment of Withum to our shareholders because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Withum, and even if our shareholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our shareholders. If our shareholders do not ratify the appointment of Withum, our board of directors may reconsider the appointment. Representatives of Withum will not be present at the annual meeting, and they will not have an opportunity to make a statement nor will be available to respond to appropriate questions from our shareholders.

Withum has audited our financial statements for the fiscal years ending December 31, 2023, December 31, 2022, and for the period from December 8, 2021 (inception) to December 31, 2021.

Principal Accountant Fees and Services

The following is a summary of fees paid to Withum for services rendered.

Audit Fees.    During the years ended December 31, 2023 and December 31, 2022, fees for our independent registered public accounting firm were $102,076 and $143,795, respectively, for the services Withum performed. These services related more specifically to: (i) the IPO process, (ii) Quarterly reviews, and (iii) the 2023 10-K audit.

Audit-Related Fees.    During the years ended December 31, 2023 and December 31, 2022, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees.    During the years ended December 31, 2023 and December 31, 2022, fees for our independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to us were $4,160 and $4,160, respectively.

All Other Fees.    During the year ended December 31, 2023 and December 31, 2022, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required for Approval

The approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy who are entitled to vote and vote thereon at the annual meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of the Auditor Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any ordinary shares owned by them in favor of the Auditor Proposal. As of the date hereof, the Initial Shareholders own 35.0% of the issued and outstanding Ordinary Shares and have not purchased any Ordinary Shares but may do so at any time.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, that the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 be and is hereby ratified, approved and confirmed in all respects.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AUDITOR PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals. The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Company’s shareholders, the Company may not be able to adjourn the annual meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve any or all of the Proposals, then such Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a majority of the members of the company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of the Adjournment Proposal.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, to adjourn the annual meeting to a later date or dates dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of SK Growth represented (either in person or by proxy) to approve the Director Approval or the Auditor Approval.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of November 25, 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•        each of our executive officers and directors that beneficially owns our Ordinary Shares; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 14,972,960 of our Ordinary Shares, consisting of (i) 9,732,960 our Class A Ordinary Shares and (ii) 5,240,000 our Class B ordinary shares, issued and outstanding as of November 25, 2024. On the Proposals, holders of the Class A ordinary shares and Class B ordinary shares vote together as a single class. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

Name of Beneficial Owner	Class A Ordinary Shares		Class B Ordinary Shares			Approximate Percentage of Outstanding Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class
Five Percent Holders
Auxo Capital Managers LLC (the Sponsor)(3)	—	—	5,150,000		98.3%	34.4%
First Trust Merger Arbitrage Fund(4)	622,780	6.4%	—		—	4.2%
First Trust Capital Management L.P.(5)	650,000	6.7%	—		—	4.3%
Harraden Circle Investors, LP(6)	1,000,000	10.3%	—		—	6.7%
Wolverine Asset Management, LLC(7)	572,066	5.9%	—		—	3.8%
Meteora Capital, LLC(8)	882,791	9.1%	—		—	5.9%
Vik Mittal(8)	882,791	9.1%	—		—	5.9%
Fort Baker Capital Management LP(9)	970,000	10.0%	—		—	6.5%
Steven Patrick Pigott(9)	970,000	10.0%	—		—	6.5%
Fort Baker Capital, LLC(9)	970,000	10.0%	—		—	6.5%
Mizuho Financial Group, Inc.(10)	658,191	6.8%	—		—	4.4%
Directors and Officers of SK Growth
Richard Chin(3)	—	—	5,150,000		98.3%	34.4%
Derek Jensen(3)	—	—	5,150,000		98.3%	34.4%
Speaker John Boehner	—	—	40,000	*		*
Martin Payne	—	—	25,000	*		*
Michael Noonen	—	—	25,000	*		*
All directors and officers as a group (five individuals)			5,240,000		100.0%	35.0%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 288 Park Avenue S, #96693, New York, NY 10003.

(2)      Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof.

(3)      The shares reported above are held in the name of our sponsor, Auxo Capital Managers LLC, a Delaware limited liability company with its registered address at 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. Our sponsor is controlled by Richard Chin and Derek Jensen, who have voting and investment discretion in respect of the shares held of record by our sponsor and may be deemed to have shared beneficial ownership of the shares held by our sponsor. Each of Richard Chin and Derek Jensen disclaims beneficial ownership of the shares held by our sponsor, directly or indirectly.

(4)      According to a Schedule 13G filed on February 14, 2024, First Trust Merger Arbitrage Fund held 622,780 Class A ordinary shares. The business address of First Trust Merger Arbitrage Fund is 235 West Galena Street, Milwaukee, Wisconsin 53212.

(5)      According to a Schedule 13G filed on February 14, 2024, First Trust Capital Management L.P., First Trust Capital Solutions L.P. and FTCS Sub GP LLC held 650,000 Class A ordinary shares. The business address is 225 W. Wacker Drive, 21st Floor, Chicago, Illinois 60606.

(6)      According to a Schedule 13G filed on September 5, 2024, Harraden Circle Investors, LP, Harraden Circle Special Opportunities, LP, Harraden Circle Investors GP, LP, Harraden Circle Investors GP, LLC, Harraden Circle Investments, LLC and Frederick V. Fortmiller, Jr. held 1,000,000 Class A ordinary shares. The business address is 299 Park Avenue, 21st Floor, New York, NY 10171.

(7)      According to a Schedule 13G filed on October 16, 2024, Wolverine Asset Management, LLC, Wolverine Holdings, L.P., Wolverine Trading Partners, Inc., Christopher L. Gust and Robert R. Bellick held 572,066 Class A ordinary shares. The business address is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

(8)      According to a Schedule 13G filed on November 14, 2024, Meteora Capital, LLC and Vik Mittal held 882,791 Class A ordinary shares. The business address is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(9)      According to a Schedule 13G filed on November 14, 2024, Fort Baker Capital Management LP, Steven Patrick Pigott and Fort Baker Capital, LLC held 970,000 Class A ordinary shares. The business address is 700 Larkspur Landing Circle, Suite 275 Larkspur, CA 94939.

(10)    According to a Schedule 13G filed on November 14, 2024, Mizuho Financial Group, Inc. held 882,791 Class A ordinary shares. The business address is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K for the year ended December 31, 2023 (including our audited financial statements) filed with the SEC may be obtained without charge by writing to us at 228 Park Avenue S #96693, New York, New York, attention: Richard Chin, Chief Executive Officer. Exhibits to the Annual Report will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2023 and certain other related financial and business information are contained in our Annual Report, which is being made available to our shareholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

FUTURE SHAREHOLDER PROPOSALS

No business may be transacted at any annual meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in our governing documents.

If we consummate the business combination, our next annual general meeting will be held at a future date to be determined by the post-business combination company.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may, subject to the Articles of Association of the Company, send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at SK Growth Opportunities Corporation, 228 Park Avenue S #96693, New York, NY 10003, attention: Richard Chin, Chief Executive Officer, or at +1 917-599-1622 to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Submitting Proxy Proposals and Director Nominations for the 2025 Annual Meeting

Notice of any director nomination or the proposal of other business that shareholders intend to submit in connection with the 2025 annual meeting must be received by the Company at our principal executive offices, 228 Park Avenue S #96693, New York, NY 10003, attention: Richard Chin, Chief Executive Officer, not later than the close of business on August 4, 2025, which is 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the 2024 annual meeting as required by Rule 14a-8(e) under the Exchange Act. In addition, shareholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the annual meeting, you should contact the Company in writing at SK Growth Opportunities Corporation, 228 Park Avenue S #96693, New York, NY 10003 or by telephone at (917) 599-1622.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing SKGR.info@investor.sodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the annual meeting, or no later than December 18, 2024.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY 2024 SK GROWTH OPPORTUNITIES CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 26, 2024. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual general meeting, you will need your 12 digit control number to vote electronically at the annual general meeting. To attend: https://www.cstproxy.com/ skgrowthopportunities/am2024 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this Proposal No. 1 — The Director Proposal — RESOLVED, as an ordinary resolution, that Speaker John Boehner be and is hereby reelected as a Class I director of the Company, to hold office until the 2027 annual meeting in accordance with the amended and restated memorandum and articles of association of the Company. FOR AGAINST ABSTAIN Proposal No. 2 — The Auditor Proposal — RESOLVED, that the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 be and is hereby ratified, approved and confirmed in all respects. Proposal No. 3 — The Adjournment Proposal — RESOLVED, that as an ordinary resolution, to adjourn the annual meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of SK Growth represented (either in person or by proxy) to approve the Director Approval or the Auditor Approval. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature Signature, if held jointly Date , 2024 Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2024 SK Growth Opportunities Corporation 228 Park Avenue S #96693 New York, NY 10003 ANNUAL GENERAL MEETING OF SK GROWTH OPPORTUNITIES CORPORATION YOUR VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on December 27, 2024 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/skgrowthopportunities/am2024 FOLD HERE DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED SK GROWTH OPPORTUNITIES CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON DECEMBER 27, 2024. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 2, 2024, in connection with the annual general meeting (the “Shareholder Meeting”) of SK Growth Opportunities Corporation (“SK Growth”) to be held at 4:00 p.m. Eastern Time on December 27, 2024, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, and via a virtual meeting, and hereby appoints Richard Chin and Derek Jensen, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of SK Growth registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3. (Continued and to be marked, dated and signed on reverse side)